EXHIBIT 10.9

PROPERTY PURCHASE AGREEMENT

KELVIN PROJECT, ARIZONA

Made as of the 28 day of February, 2012

BETWEEN:

Bonanza Gold Corp., having a place of business at Columbia Tower, 701 Fifth Avenue, Office 4263, Seattle, Washington, USA, represented for the purposes hereof by Craig Russell, duly authorized as he so declares;

(hereinafter referred to as “Bonanza Gold” or “Buyer”)

AND:

Century Copper LLC, having a place of business at 1087 South Oak Court, Gilbert, Arizona  85233, represented for the purposes hereof by John M. Johnson, duly authorized as he so declares;

(hereinafter referred to as the “Seller”)

(collectively, the “Parties” and each of them, a “Party”)

ESCROW AGENT:

Amy Boehnke, Escrow Officer

Arizona Escrow & Financial Corporation

3700 N. 24th Street, Suite #130

Phoenix, Arizona 85016

USA

RECITALS:

WHEREAS the Seller owns a 100% interest (the “Interest”) in 1 patented mining claim (hereinafter the “Zellweger”) and 26 lode mining claims in Sections 8, 9 and 17, Township 4 South, Range 13 East, G.&S.R.B.&M., Pinal County, State of Arizona, hereinafter collectively referred to as the Property.  The Property is more particularly described on Schedule A, attached hereto and incorporated herein by reference;

WHEREAS the Buyer desires to purchase the Property;

WHEREAS the Parties have agreed to complete the following transaction relating to the Property on the terms and subject to the conditions set forth in this Agreement (collectively, the “Transaction”)

THEREFORE, the Parties agree as follows:

ARTICLE 1 - INTERPRETATION

1.1

Definitions

Whenever used in this Agreement, the following words and terms shall have the meanings set out below:

“Agreement” means this Property Acquisition Agreement and all instruments supplementing or amending or confirming this Agreement and references to “Article” or “Section” mean and refer to the specified Article or Section of this Agreement;

“Business Day” means a day, other than a Saturday or Sunday, on which the principal commercial banks are open for business during normal banking hours;

“Close of Escrow” shall have the meaning ascribed thereto in Section 2.2(f);

“Common Shares” means common shares in the capital of Bonanza Gold Corp. as presently constituted;

“Exchange” means the applicable Exchange jurisdiction for each Party under which each Party is a reporting issuer whose shares are listed for trading.

“Governmental Body” means any government, legislature, or any regulatory authority, agency, commission or board of any government or legislature, or any court or (without limitation to the foregoing) any other law, regulation or rule-making entity (including any central bank, fiscal or monetary authority or authority regulating banks), having or purporting to have jurisdiction in the relevant circumstances, or any Person acting or purporting to act under the authority of any of the foregoing (including any arbitrator);

“Interest” shall have the meaning ascribed thereto in the Recitals;

“Mining Act” means the Mining Act for the jurisdiction of the Property and the regulations adopted thereunder;

“NSR” or “Net Smelter Return” is the royalty calculated on the gross revenue less the freight to point of sale of the mineral; paid quarterly within 30 days of the end of the quarter;

“Notice” shall have the meaning ascribed thereto in Section 7.1;

“Parties” and “Party” shall have the meanings ascribed thereto in the preamble;

“Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative or Governmental Body;

“Property” shall have the meaning ascribed thereto in the Recitals; and

“Transactions” shall have the meaning ascribed thereto in the Recitals.

1.2

Certain Rules of Interpretation

In this Agreement:

(a)

Time – time is of the essence in the performance of the Parties' respective obligations;

(b)

Currency – unless otherwise specified, all references to money amounts are to United States currency;

(c)

Headings – descriptive headings of Articles and Sections are inserted solely for convenience of reference only and are not intended as complete or accurate descriptions of the content of such Articles or Sections;

(d)

Singular, etc. – use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

(e)

Business Day – whenever payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, such payment shall be made or action taken no later than the next Business Day following such day;

(f)

Inclusion – where the words “including” or “includes” appear in this Agreement, they mean “including (or includes) without limitation”;

(g)

Reference to law – Any reference to a law is a reference to such law as in force from time to time, including (i) modifications thereto, (ii) any regulation, decree, order or ordinance enacted thereunder and (iii) any law that may be passed which has the effect of supplementing, re-enacting or superseding the law to which it is referred; and

(h)

Reference to numbering – Any reference to a numbered or lettered section in this Agreement is a reference to the section bearing that number or letter in this Agreement and a reference to “this” section means the section in which such reference appears.

1.3

Severability

If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement.

1.4

Entire Agreement

Upon the Parties’ execution of this Agreement, this Agreement shall constitute the entire agreement between the Parties pertaining to the subject matter of this Agreement and shall supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, including, without limitation, the letter of intent.  There are no warranties, representations or other agreements between the Parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement.  No supplement, modification, waiver, or termination of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

1.5

Applicable Law

This Agreement shall be governed in all respects by the laws in force in the State of Arizona, inter alia having regards to its formation, existence, validity, effect, interpretation, execution, violation, and termination.

ARTICLE 2 - PROPERTY INTEREST

2.1

Purchase and Sale

Subject to Sections 2.2 and 2.3, the Parties agree to complete the Transactions as follows:

(a)

The Seller shall assign, transfer and sell to Bonanza Gold, all of its rights, titles and interests in and to the Property as stated below;

(b)

$50,000 for the Zellweger Patented Claim to be paid in the following way:

(i)     $10,000 (non refundable) paid upon signing of a prior existing letter of intent between the parties.  The Parties acknowledge by their signatures hereon that Seller has received this payment prior to the Closing Date.

(ii)       $40,000 upon execution of the definitive property purchase agreement

(c)

$1,950,000 to be paid for the property and remaining 1-26 Kelvin unpatented claims, paid in the following way:

    (i)

$150,000 to be paid on or by February 28, 2012

    (ii)

$200,000 to be paid annually thereafter starting February 28, 2013 until the total sum of $1,950,000 is settled in February 28, 2021 or the agreement is mutually terminated

(d)

The Buyer will grant and deliver to the Seller 1,000,000 of its post-split shares as follows:  Future amounts shall be increased or decreased in conformance with stock splits

a.     250,000 of its shares within 4 months of closing of the definitive agreement.

b.     250,000 of its shares within 8 months of the closing of the definitive agreement.

c.     250,000 of its shares within 12 months of the closing of the definitive agreement.

d.     250,000 of its shares within 18 months of the closing of the definitive agreement.

(e)

The Seller will retain a 5% Net Smelter Returns Royalty (“NSR”) on the 26 mining claims included in the Property, known as the Kelvin Prospect #1-26 and any additional lode claims located adjacent to the existing 26 claims during this agreement.

(f)

The Seller will retain a 2% Net Smelter Returns Royalty (“NSR”) on the gross mineral production from the Zellweger.  Buyer shall be responsible for payment of the 3% Net Smelter Returns Royalty in favour of Tipperary Corporation.

(g)

The Buyer will provide a work commitment for the property of $1,000,000 over 5 years.

(h)

The Buyer will grant the Seller “earn-in” shares tied to mineral deposit discoveries over the 5 year work commitment period.  The shares will be issued under this feature would require an additional 1,000,000 post-split shares of the public company upon discovery of a 25 million ton copper deposit on said property.

(i)

The Buyer will maintain the property payments required on the Property.  Including the Zellweger Patented Claim Property Taxes and the BLM Maintenance Fees for the Kelvin Prospect # 1-26.  Both taxes and fees shall be paid out of an Impound Account so designated by Bonanza Gold.

(j)

Any monies owing to Deane H. Stoltz, or his successors, transfers, or assigns, as a result of that certain letter agreement dated December 1, 2005, and by and between Deane H. Stoltz, John M. Johnson, and Susan M. Johnson, shall be the exclusive responsibility of and paid solely by Seller from its own funds and not as an additional royalty paid by Bonanza Gold.

2.2

Conveyance and Escrow Instructions

(a)

Agreement to Sell and Buy/Escrow Instructions.  When executed and delivered, this Agreement will constitute a binding agreement by Seller to sell, and Buyer to buy, in accordance with the terms and conditions of this Agreement, Seller’s right, title and interest in the Property, together with all improvements thereon, if any, and all rights-of-way, easements, rights of access and ingress to and egress from such property appurtenant thereto (collectively, the “Property”).  This Agreement shall also constitute the joint instructions of Seller and Buyer to Escrow Agent, which shall act as their independent escrow agent to receive, disburse, file, record and deliver all funds and documents in connection with the sale and purchase of the Property pursuant to this Agreement.

By executing this Agreement Seller hereby grants to Buyer the sole and exclusive right to purchase the Property from Seller, which right shall grant possession of the Property exclusively to Buyer, its successors and assigns.  During the term of the Agreement, Buyer shall have the right to conduct all activities related to the mineral exploration, development and mining of the Property, subject to the conditions described below.

(b)

Opening of Escrow; Earnest Money.  Within fourteen (14) business days after the execution of this Agreement by both Buyer and Seller, three (3) executed copies of this Agreement (or counterparts thereof) shall be deposited with Escrow Agent.  Escrow Agent shall execute the acceptance on three (3) counterparts, substituting original signature pages as required, retain one (1) fully executed counterpart, and return fully executed counterparts to Seller and Buyer.  Escrow shall be opened when (i) Escrow Agent accepts this Agreement, and (ii) Buyer deposits the Earnest Money with Escrow Agent (the “Opening of Escrow”).

(c)

Items to Be Delivered by Seller at Opening of Escrow.  At or prior to the Opening of Escrow, Seller shall deliver or cause to be delivered to Escrow Agent:

(i)

a duly executed Special Warranty Deed in the form attached hereto as Schedule B; and

(ii)

a duly executed Deed to Mining Claims in the form attached hereto as Schedule C.

(d)

Items to Be Delivered by Buyer at Opening of Escrow.  At or prior to the Opening of Escrow, Buyer, at its sole cost and expense, shall deliver, or cause to be delivered, to Escrow Agent:

(i)

the $40,000 payment described above;

(ii)

a duly executed Special Warranty Deed in the form attached hereto as Schedule D; and

(iii)

a duly executed Deed to Mining Claims in the form attached hereto as Exhibit E.

(e)

Change of Escrow Agent.  The Parties agree that Arizona Escrow & Financial Corporation of Phoenix, Arizona is the initial Escrow Agent, etc., and that Buyer has the unilateral authority to change the Escrow Agent providing the new Escrow Agent agrees in writing to abide by the terms of the Agreement, etc.

(f)

Close of Escrow.  The closing of the escrow with respect to the conveyance of the Property (the “Close of Escrow”) shall occur upon Buyer’s completing payment to Seller the payments described in Section 2.1(a) through (i) above.  If the date for the Close of Escrow is not a business day for the Escrow Agent or the County Recorder of the county in which the Property is located, then the Close of Escrow shall occur on the first business day thereafter.  The Close of Escrow shall occur at the office of Escrow Agent or at such other location as the parties may agree.  Buyer shall have the right to close prior to the Closing Deadline upon providing Seller and Escrow Agent with not less than ten (10) days prior written notice and payment of the full Purchase Price.

(g)

Delivery of Title.  Escrow Agent shall deliver to Buyer, or its heirs or assigns, the executed deeds described in Section 2.2(c) above at Opening of Escrow.

2.3

Conditions of Sale

(a)

The Parties hereby acknowledge and agree that the completion of the Transactions is conditional upon Bonanza Gold obtaining any necessary approvals of the Exchange and providing copies of any correspondence with the Exchange in respect thereto to the Seller.

(b)

The sale of the Property is also conditional upon Bonanza Gold being satisfied with its title due diligence of the Property.  Should Bonanza Gold not advise the Seller of a material defect in title by February, 28th, 2012, Bonanza Gold shall be deemed to have waived all rights to its title due diligence.  Upon the completion, or deemed completion, of Bonanza Gold title due diligence and the obtainment of any necessary approvals of the Exchange, this Agreement shall be executed.

(c)

If this transaction does not close then any money paid to Seller shall be non-refundable.

2.4

Acknowledgements of the Parties

The Parties hereby acknowledge and agree as follows:

(a)

the Common Shares are subject to a statutory hold period of not less than six (6) months and one day from the date of issue;

(b)

the certificate representing the Common Shares will be endorsed with a legend setting out resale restrictions under applicable securities legislation;

(c)

the Seller is solely responsible for compliance with applicable hold periods and resale restrictions; and

(d)

effective at the Closing Time, all other agreements between the Parties relating to the Property (other than as contemplated herein) shall be terminated.

2.5

Covenants

Subject to the Closing Date occurring, the Seller covenants and agrees to deliver to:

a)

Bonanza Gold, all data relating to the Property in its control or possession (whether in paper or digital form), except for any information which cannot be disclosed pursuant to any statutory or regulatory requirement or any confidentiality agreement previously entered into in good faith, as the case may be.

b)

to make and do all such further acts and things to execute and deliver such instruments, agreements and documents prepared by or on behalf of Bonanza Gold as it shall consider necessary to give effect to the transfer of the Property.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF BONANZA GOLD

Bonanza Gold hereby represents, warrants, and covenants (which representations, warranties, or covenants shall survive the Closing Date for a period of five years) as follows:

3.1

No Conflict

The entering into of this Agreement by Bonanza Gold and the consummation of the Transactions contemplated hereby does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of the constating documents or by-laws of Bonanza Gold or any statute, law or regulation applicable to Bonanza Gold or any agreement or instrument to which Bonanza Gold is a party.

3.2

Due Authorization

This Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Bonanza Gold and constitute valid obligations of Bonanza Gold legally binding upon it and enforceable against it in accordance with its terms, subject however to the usual limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and the availability of equitable remedies.  Bonanza Gold has all corporate power and authority necessary to complete the Transactions.

3.3

Reporting Issuer Status

Bonanza Gold is a reporting issuer under the Exchange Act of 1934, and is current and up-to-date in all material respects with all filings required to be made pursuant to applicable securities laws and is not included on the list of defaulting reporting issuers maintained by the respective securities commissions in such jurisdictions.

3.4

Public Listing

The issued and outstanding Common Shares of Bonanza Gold are listed for trading on the OTC-BB.

3.5

No Cease Trade Order

No order ceasing or suspending trading in the Common Shares nor prohibiting the sale of such securities has been issued by any securities commission to Bonanza Gold or its directors, officers or promoters which is currently in effect, and to the best of Bonanza Gold knowledge, no such investigations or proceedings for such purposes are pending or threatened.

3.6

Compliance with Applicable Laws

Bonanza Gold is conducting its business, in all material respects, in compliance with all applicable laws (including applicable laws respecting environmental matters).  Bonanza Gold shall conduct its activities on the Property in full compliance with all local, municipal, county, state, and federal laws and regulations.

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents, warrants, and covenants (which representations, warranties, or covenants shall survive the Closing Date for a period of one year) as follows.

4.1

Authority Incorporation

The Seller has all requisite power and authority to carry on its business as presently conducted and as presently proposed to be conducted, and to own, lease and operate all of its assets.

4.2

No Conflict

The entering into of this Agreement by the Seller and the consummation of the Transactions contemplated hereby does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of the constating documents or by-laws of the Seller or any statute, law or regulation applicable to the Seller or any agreement or instrument to which the Seller is a party.

4.3

Due Authorization

This Agreement and the Transaction contemplated hereby have been duly authorized by all necessary corporate action on the part of the Seller and constitute valid obligations of the Seller legally binding upon it and enforceable against it in accordance with its terms, subject however to the usual limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and the availability of equitable remedies.  The Seller has all corporate power and authority necessary to complete the Transaction.

4.4

Property Representations

(a)

The Seller is the sole beneficial owners of a 100% undivided interest in the Property, free and clear of all royalties, liens, charges and encumbrances of any kind, except for those specifically disclosed herein.

(b)

Except as expressly stated in this agreement, Seller does not make any express or implied representations, statements, warranties, or conditions of any kind or nature whatsoever concerning the property, including (without limiting the generality of the foregoing) any warranties regarding the ownership, condition, quantity and/or quality of any or all of the property including minerals contained or discoveries of any minerals made.

(c)

The Seller does not have any information or knowledge of any actions, suits, investigations, or proceedings before any court, arbitrator, administrative agency or other tribunal or governmental authority, whether current, pending, or threatened, which directly relate to or affect the Property.

ARTICLE 5 – TERMINATION PRIOR TO ACQUISITION OF PROPERTY

5.1

Default of Payment Obligation

In the event Buyer should breach this Agreement by failing to pay any installment when due, and thereafter upon being served by Seller with an appropriate notice according to law, such breach is not timely cured, then Buyer shall forfeit all rights thereto, including a forfeiture of payments made under this Agreement up to the date of forfeiture with all such payments being retained by Seller as liquidated damages.

5.2

Other Default by Buyer

Notwithstanding anything in this Agreement to the contrary, if Buyer should be in default in performing any requirement herein set forth (except for the requirement to make the payments set out in Section 2.1 in a timely manner), Seller shall give written notice to Buyer specifying the default and Buyer shall not lose any rights granted under this Agreement, unless, within sixty (60) days after the giving of a notice of default by Seller, Buyer has failed to take reasonable steps to cure the default by the appropriate payment or performance (Buyer hereby agreeing that should it so commence to cure any defect it will prosecute the same to completion without undue delay); and if Buyer fails to take reasonable steps to cure any such default, Seller shall be entitled thereafter to terminate this Agreement and the provisions of paragraph 5.3 shall then be applicable, and to seek any remedy it may have on account of such default.

5.3

Buyer Termination Obligations

If this Agreement is terminated, Buyer shall:

(a)

deliver to Seller within one hundred and twenty (120) days of the said termination copies of all reports, maps, drill logs, assay results and any other relevant technical data compiled by Buyer with respect to the Property;

(b)

remove from the Property within twelve (12) months of the effective date of termination all facilities erected, installed or brought upon the Property by or at the instance of Buyer, and any facilities remaining on the Property after the expiration of the said period shall, without compensation to Buyer, become the property of Seller; and

(c)

not be bound thereafter in debt, damages or otherwise under this Agreement save and except as provided for above and with respect to obligations arising from termination; and all payments theretofore paid by Buyer shall be retained by Seller in consideration for entering into this Agreement and for the rights conferred on Buyer thereby.

5.4

Termination by Buyer

In addition to any other termination provisions contained in this Agreement, Buyer shall at any time have the right to terminate this Agreement without liability therefor by giving written notice of such termination to Seller, and in the event of such termination this Agreement, save and except for the provisions of paragraph 5.3 hereof, and subject to the obligations of Buyer arising from termination, shall be of no further force and effect.  The termination shall also provide that the Property shall be in good standing for a period of at least ninety (90) days after the termination.

5.5

Completion of Termination

In the event of final default or termination by Buyer, Escrow Agent shall record and deliver to Seller the Special Warranty Deed and Deed to Mining Claims attached hereto and incorporated herein as Schedule D and Schedule E.  Otherwise, the Escrow Agent shall destroy Schedules D and E upon the Final Payment for the total sum as shown in Article 2, 2.1 (c) (ii).

ARTICLE 6 - INDEMNIFICATION

Indemnification

The representations and warranties given in Article 3 and Article 4 constitute conditions on which the Parties have relied in entering into this Agreement.

ARTICLE 7 – GENERAL

7.1

Notices

Any notice or other writing required or permitted to be given under this Agreement or for the purposes of this Agreement (in this Section referred to as a “Notice”) shall be in writing and shall be sufficiently given if delivered, or if sent by prepaid registered mail or if transmitted by facsimile or other form of recorded communication tested prior to transmission to such Party:

(a)

in the case of a Notice to the Seller at:

Century Copper LLC

1087 South Oak Court, Gilbert, Arizona  85233

Attention:  Mr. John M. Johnson

AND:

(b)

in the case of a Notice to Bonanza Gold Corp., at:

Bonanza Gold Corp.

Columbia Tower, 701 Fifth Avenue, Office 4263, Seattle, Washington, USA

Attention:  Mr. Craig Russell

(c)

or at such other address as the Party to whom such Notice is to be given shall have last notified the Party giving the same in the manner provided in this Section 7.1.  Any Notice delivered to the Party to whom it is addressed as provided above shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a Business Day then the Notice shall be deemed to have been given and received on the next Business Day.  Any Notice sent by prepaid registered mail shall be deemed to have been given and received on the fifth Business Day following the date of its mailing.  Any Notice transmitted by facsimile or other form of recorded communication shall be deemed given and received on the first Business Day after its transmission.

7.2

Further Assurances

The Parties shall with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions.

7.3

Counterparts and Execution by Facsimile

This Agreement may be executed by the Parties in separate counterparts each of which when so executed and delivered to the other Party shall be deemed to be and shall be read as a single agreement among the Parties.  In addition, execution of this Agreement by either of the Parties may be evidenced by way of a faxed transmission of such Party's signature (which signature may be by separate counterpart) or a photocopy of such faxed transmission, and such faxed signature, or photocopy of such faxed signature, shall be deemed to constitute the original signature of such Party to this Agreement.

7.4

Expenses

Each of the Parties shall be responsible for their own expenses in connection with the Transactions.

7.5

Amendment

This Agreement may not be amended or modified except by a written document executed by each of the Parties.

7.6

Waiver

(a)

No failure on the part of any Party to exercise, no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof.

(b)

Except as otherwise expressly provided for herein, no waiver of any provision of this Agreement or consent to any departure by any Party from any provision of this Agreement shall in any event be effective unless it is confirmed in writing, and such waiver or consent shall be effective only in the specific instance, for the specific purpose and for the specific length of time for which it is given.

(c)

The single or partial exercise of any right, power, or privilege under this Agreement shall not preclude any other or further exercise thereof.

7.7

Binding Effect

This Agreement shall be binding upon the Parties and their respective successors and permitted assigns upon signature by both Buyer and Seller.

7.8

Merger

Bonanza Gold shall not merge with or into another company without Seller’s prior approval.

7.9

Employment

Bonanza Gold and John M. Johnson agree to discuss and investigate employment of John M. Johnson by Bonanza Gold for the purpose of Mr. Johnson’s assisting Bonanza Gold with the development of the Property and other assets. Any Salary paid will be applied against the work commitment.

7.10

Due on Sale

The entire unpaid balance shall be due and payable to Seller immediately should the Property be sold, transferred, traded, gifted, or otherwise disposed of without Seller’s prior written consent.

7.11

No Production Obligation

Bonanza Gold shall be under no obligation whatever to place the Property into production.

IN WITNESS OF WHICH the Parties have duly executed this Agreement as of the date first written above.

Bonanza Gold Corp.

Per:  ______________________________________

Craig Russell

Century Copper LLC

Per:  ______________________________________

John M. Johnson, Managing Member

SCHEDULE “A” PROPERTY

The below described real property and mining claims are located in Sections 8, 9, and 17, Township 4 South, Range 13 East, G.&S.R.B.&M., Pinal County, State of Arizona.

Real Property

THE ZELLWEGER LODE MINING CLAIM, BEING SHOWN AS MINERAL SURVEY NO. 3314 LOCATED WITHIN THE RIVERSIDE MINING DISTRICT AS SHOWN IN PATENT RECORDED DECEMBER 16, 1968 IN DOCKET 555, PAGE 245, RECORDS OF PINAL COUNTY, ARIZONA, PINAL COUNTY ASSESSOR’S OFFICE PARCEL NO. 301-06-0030, EXCEPT AN OVERRIDING ROYALTY INTEREST EQUAL TO 3% OF ALL MINERAL AS RESERVED IN INSTRUMENT RECORDED IN DOCKET 1727 , PAGE 548, RECORDS OF PINAL COUNTY, ARIZONA.

Mining Claims

Claim Name	Pinal County Fee Number	BLM (AMC) #
KELVIN PROSPECT #1	2000-008773	353328
KELVIN PROSPECT #2	2000-008774	353329
KELVIN PROSPECT #3	2000-008775	353330
KELVIN PROSPECT #4	2000-008776	353331
KELVIN PROSPECT #5	2000-008777	353332
KELVIN PROSPECT #6	2000-008778	353333
KELVIN PROSPECT #7	2000-008779	353334
KELVIN PROSPECT #8	2000-008780	353335
KELVIN PROSPECT #9	2000-008781	353336
KELVIN PROSPECT #10	2000-008782	353337
KELVIN PROSPECT #11	2000-008783	353338
KELVIN PROSPECT #12	2000-008784	353339
KELVIN PROSPECT #13	2000-008785	353340
KELVIN PROSPECT #14	2000-008786	353341
KELVIN PROSPECT #15	2000-008787	353342
KELVIN PROSPECT #16	2000-008788	353343
KELVIN PROSPECT #17	2000-008789	353344
KELVIN PROSPECT #18	2000-008790	353345
KELVIN PROSPECT #19	2000-008791	353346
KELVIN PROSPECT #20	2000-008792	353347

Schedule A - 1

KELVIN PROSPECT #21	2007-086862	385778
KELVIN PROSPECT #22	2007-086863	385779
KELVIN PROSPECT #23	2007-086864	385780

KELVIN PROSPECT #24	2008-016282	389912
KELVIN PROSPECT #25	2008-016283	389913
KELVIN PROSPECT #26	2008-016284	389914

Schedule A - 2

SCHEDULE “B”

SPECIAL WARRANTY DEED

Schedule B

When Recorded Mail To:

W. Scott Donaldson, Esq.

6868 North 7th Avenue, Suite 204

Phoenix, AZ  85013-1150

SPECIAL WARRANTY DEED

For the consideration of TEN AND NO/100 DOLLARS, and other valuable considerations,

Century Copper LLC, a Nevada Limited Liability Company, the GRANTOR, does hereby convey to

Bonanza Gold Corp., a Nevada Corporation, the GRANTEE,

the following described property situate in Pinal County, Arizona:

THE ZELLWEGER LODE MINING CLAIM, BEING SHOWN AS MINERAL SURVEY NO. 3314 LOCATED WITHIN THE RIVERSIDE MINING DISTRICT AS SHOWN IN PATENT RECORDED DECEMBER 16, 1968 IN DOCKET 555, PAGE 245, RECORDS OF PINAL COUNTY, ARIZONA, PINAL COUNTY ASSESSOR’S OFFICE PARCEL NO. 301-06-0030, EXCEPT AN OVERRIDING ROYALTY INTEREST EQUAL TO 3% OF ALL MINERAL AS RESERVED IN INSTRUMENT RECORDED IN DOCKET 1727 , PAGE 548, RECORDS OF PINAL COUNTY, ARIZONA.

Subject To:  Existing taxes, assessments, covenants, conditions, restrictions, rights of way, and easements of record.

Also excepting and reserving to Grantor a 2% Net Smelters Return royalty.

And the GRANTOR does warrant the title against all persons whomsoever, subject to the matters set forth above.

Dated:  _____________________________, 2012.

CENTURY COPPER LLC

    _______________________________________________

By:  John M. Johnson

Its:  Managing Member

STATE OF ARIZONA

)

) ss.

County of ______________

)

On ______________________________, before me, the undersigned Notary Public, personally appeared John M. Johnson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Managing Member of Century Copper LLC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year first above written.

_______________________________________

Notary Public

My commission expires:  _____________________

2

SCHEDULE “C”

DEED TO MINING CLAIMS

Schedule C

When Recorded Mail To:

W. Scott Donaldson, Esq.

6868 North 7th Avenue, Suite 204

Phoenix, AZ  85013-1150

DEED TO MINING CLAIMS

KNOW ALL MEN BY THESE PRESENTS:

For consideration of Ten Dollars ($10.00), and other valuable consideration received, Century Copper LLC, a Nevada Limited Liability Company, Grantor, does hereby quit claim to Bonanza Gold Corp., a Nevada Corporation, Grantee, all of Grantor’s rights, title, interest, or claim in certain unpatented mining claims situated in Pinal County, State of Arizona, and more particularly described on Exhibit A, attached hereto and incorporated herein by reference.

Reserving to Grantor a 5% Net Smelters Return Royalty on the mining claims described on Exhibit A.

Dated this _____ day of ________________________, 2012.

CENTURY COPPER LLC

      __________________________________________

By:  John M. Johnson

Its:  Managing Member

STATE OF ARIZONA

)

) ss.

County of ______________

)

On ______________________________, before me, the undersigned Notary Public, personally appeared John M. Johnson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Managing Member of Century Copper LLC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year first above written.

_____________________________________

Notary Public

My commission expires:  ______________________

EXEMPT UNDER A.R.S. § 11-1134(A)(6)

2

EXHIBIT “A”

KELVIN COPPER DEPOSIT

Claim Name	Pinal County Fee Number	BLM (AMC) #
KELVIN PROSPECT #1	2000-008773	353328
KELVIN PROSPECT #2	2000-008774	353329
KELVIN PROSPECT #3	2000-008775	353330
KELVIN PROSPECT #4	2000-008776	353331
KELVIN PROSPECT #5	2000-008777	353332
KELVIN PROSPECT #6	2000-008778	353333
KELVIN PROSPECT #7	2000-008779	353334
KELVIN PROSPECT #8	2000-008780	353335
KELVIN PROSPECT #9	2000-008781	353336
KELVIN PROSPECT #10	2000-008782	353337
KELVIN PROSPECT #11	2000-008783	353338
KELVIN PROSPECT #12	2000-008784	353339
KELVIN PROSPECT #13	2000-008785	353340
KELVIN PROSPECT #14	2000-008786	353341
KELVIN PROSPECT #15	2000-008787	353342
KELVIN PROSPECT #16	2000-008788	353343
KELVIN PROSPECT #17	2000-008789	353344
KELVIN PROSPECT #18	2000-008790	353345
KELVIN PROSPECT #19	2000-008791	353346
KELVIN PROSPECT #20	2000-008792	353347

KELVIN PROSPECT #21	2007-086862	385778
KELVIN PROSPECT #22	2007-086863	385779
KELVIN PROSPECT #23	2007-086864	385780

KELVIN PROSPECT #24	2008-016282	389912
KELVIN PROSPECT #25	2008-016283	389913
KELVIN PROSPECT #26	2008-016284	389914

3

SCHEDULE “D”

SPECIAL WARRANTY DEED

Schedule D

When Recorded Mail To:

W. Scott Donaldson, Esq.

6868 North 7th Avenue, Suite 204

Phoenix, AZ  85013-1150

SPECIAL WARRANTY DEED

For the consideration of TEN AND NO/100 DOLLARS, and other valuable considerations, I or we,

Bonanza Gold Corp., a Nevada Corporation, the GRANTOR, does hereby convey to

Century Copper LLC, a Nevada Limited Liability Company, the GRANTEE,

the following described property situate in Pinal County, Arizona:

THE ZELLWEGER LODE MINING CLAIM, BEING SHOWN AS MINERAL SURVEY NO. 3314 LOCATED WITHIN THE RIVERSIDE MINING DISTRICT AS SHOWN IN PATENT RECORDED DECEMBER 16, 1968 IN DOCKET 555, PAGE 245, RECORDS OF PINAL COUNTY, ARIZONA, PINAL COUNTY ASSESSOR’S OFFICE PARCEL NO. 301-06-0030, EXCEPT AN OVERRIDING ROYALTY INTEREST EQUAL TO 3% OF ALL MINERAL AS RESERVED IN INSTRUMENT RECORDED IN DOCKET 1727 , PAGE 548, RECORDS OF PINAL COUNTY, ARIZONA.

Subject To:  Existing taxes, assessments, covenants, conditions, restrictions, rights of way, and easements of record.

And the GRANTOR does warrant the title against all persons whomsoever, subject to the matters set forth above.

Dated:  _____________________________, 2012.

BONANZA GOLD CORP.

      __________________________________

By:  Craig Russell

Its:   __________________________

STATE OF ARIZONA

)

) ss.

County of ______________

)

On ______________________________, before me, the undersigned Notary Public, personally appeared Craig Russell, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as ___________________ of Bonanza Gold Corp.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year first above written.

__________________________________

Notary Public

My commission expires:  _______________________

2

SCHEDULE “E”

DEED TO MINING CLAIMS

Schedule E

When Recorded Mail To:

W. Scott Donaldson, Esq.

6868 North 7th Avenue, Suite 204

Phoenix, AZ  85013-1150

DEED TO MINING CLAIMS

KNOW ALL MEN BY THESE PRESENTS:

For consideration of Ten Dollars ($10.00), and other valuable consideration received, Bonanza Gold Corp., a Nevada Corporation, Grantor, does hereby quit claim to Century Copper LLC, a Nevada Limited Liability Company, Grantee, all of Grantor’s rights, title, interest, or claim in certain unpatented mining claims situated in Pinal County, State of Arizona, and more particularly described on Exhibit A, attached hereto and incorporated herein by reference.

Dated this _____ day of ________________________, 2012.

BONANZA GOLD CORP.

_______________________________

By:  Craig Russell

Its:  ____________________________

STATE OF ARIZONA

)

) ss.

County of ______________

)

On ______________________________, before me, the undersigned Notary Public, personally appeared Craig Russell, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as ___________________ of Bonanza Gold Corp.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year first above written.

____________________________

Notary Public

My commission expires: _______________________

EXEMPT UNDER A.R.S. § 11-1134(A)(6)

EXHIBIT “A”

KELVIN COPPER DEPOSIT

Claim Name	Pinal County Fee Number	BLM (AMC) #
KELVIN PROSPECT #1	2000-008773	353328
KELVIN PROSPECT #2	2000-008774	353329
KELVIN PROSPECT #3	2000-008775	353330
KELVIN PROSPECT #4	2000-008776	353331
KELVIN PROSPECT #5	2000-008777	353332
KELVIN PROSPECT #6	2000-008778	353333
KELVIN PROSPECT #7	2000-008779	353334
KELVIN PROSPECT #8	2000-008780	353335
KELVIN PROSPECT #9	2000-008781	353336
KELVIN PROSPECT #10	2000-008782	353337
KELVIN PROSPECT #11	2000-008783	353338
KELVIN PROSPECT #12	2000-008784	353339
KELVIN PROSPECT #13	2000-008785	353340
KELVIN PROSPECT #14	2000-008786	353341
KELVIN PROSPECT #15	2000-008787	353342
KELVIN PROSPECT #16	2000-008788	353343
KELVIN PROSPECT #17	2000-008789	353344
KELVIN PROSPECT #18	2000-008790	353345
KELVIN PROSPECT #19	2000-008791	353346
KELVIN PROSPECT #20	2000-008792	353347

KELVIN PROSPECT #21	2007-086862	385778
KELVIN PROSPECT #22	2007-086863	385779
KELVIN PROSPECT #23	2007-086864	385780

KELVIN PROSPECT #24	2008-016282	389912
KELVIN PROSPECT #25	2008-016283	389913
KELVIN PROSPECT #26	2008-016284	389914

2